EXHIBIT 10.50(a)


                                SECOND AMENDMENT
                         TO THE UCAR INTERNATIONAL INC.
                            BENEFITS PROTECTION TRUST


               The UCAR International Inc. Benefits Protections Trust (the "Trust") is hereby amended as follows:

               1. Article SECOND, paragraph (a) of the Trust is amended by adding a new subparagraph (6) to read as follows:

                  "(6) such cash and other property acceptable to the Trustee as shall be paid or delivered to the Trustee from time to time as contributions with respect to the Company's obligations under the Enhanced Retirement Income Plan, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter referred to as the "ERIP Account")."

               2. Article SECOND, paragraph (c) of the Trust is amended by adding the words "the ERIP Account" after the words "the SRIP Account".

               3. Article SECOND, paragraph (d)(1) of the Trust is amended in its entirety to read as follows:

                  "(1) The assets of the Equalization Account may be used to discharge the obligations of the Equalization Plan and, to the extent the assets of the SRIP Account or the ERIP Account are insufficient, the obligations of the Supplemental Retirement Income Plan and the Enhanced Retirement Income Plan respectively."

               4. Article SECOND, paragraph (d)(2) of the Trust is amended in its entirety to read as follows:

                  "(2) The assets of the SRIP Account may be used to discharge the obligations of the Supplemental Retirement Income Plan and, to the extent the assets of the Equalization Account or the ERIP



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                  Account are insufficient,  the obligations of the Equalization
                  Plan and the Enhanced Retirement Income Plan respectively."

               5. Article SECOND, paragraph (d) of the Trust is amended by adding a new subparagraph (2-a) to read as follows:

                  "(2-a) The assets of the ERIP Account may be used to discharge the obligations of the Enhanced Retirement Income Plan and to the extent the assets of the SRIP Account and Equalization Account are insufficient, the obligations of the Equalization Plan and the Supplement Retirement Income Plan respectively."

               6. Article FOURTEENTH, paragraph (d) of the Trust is amended by adding the words "the Enhanced Retirement Income Plan" following the words "the Supplemental Retirement Income Plan".

               7. Schedule 1 of the Trust is amended by adding the following sentence at the end thereof:

                  "5. The UCAR Carbon Company Inc. Enhanced Retirement Income Plan."

               8. Schedule 2 of the Trust is amended by adding the following sentence at the end thereof:

                  "5. The UCAR Carbon Company Inc. Enhanced Retirement Income Plan."



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               9. The  amendment  set  forth  herein  shall be  effective  as of
January 1, 1996.


Dated:  July 17, 1996                                   UCAR INTERNATIONAL INC.


                                                        By: /s/ F. C. Wolf
                                                           ---------------


                                                        THE CHASE MANHATTAN BANK


                                                        By: /s/ Paula R
                                                           ------------


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